                                                                                                        EXHIBIT 4.3

                                        WACHOVIA ASSET FUNDING TRUST, LLC,

                                                   as Purchaser,

                                                        and

                                       WACHOVIA BANK, NATIONAL ASSOCIATION,

                                              as Seller and Servicer,

                                    ____________________________________________

                                         MORTGAGE LOAN PURCHASE AGREEMENT
                                    ____________________________________________

                                            Dated as of ______ __, 200_

                                                 TABLE OF CONTENTS

                                                                                                               Page

                                                     ARTICLE I
                                                    DEFINITIONS

Section 1.1           Definitions................................................................................1

Section 1.2           Other Definitional Provisions..............................................................2

                                                    ARTICLE II
                              SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

                                                    ARTICLE III
                                REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.1           Representations and Warranties of the Seller...............................................9

                                                    ARTICLE IV
                                                SELLER'S COVENANTS

Section 4.1           Covenants of the Seller...................................................................17

                                                     ARTICLE V
                                                    [RESERVED]

                                                    ARTICLE VI
                                              LIMITATION OF LIABILITY

Section 6.1           Limitation on Liability of the Seller.....................................................18

                                                    ARTICLE VII
                                                    TERMINATION

Section 7.1           Termination...............................................................................18

                                                   ARTICLE VIII
                                             MISCELLANEOUS PROVISIONS

EXHIBIT 1             MORTGAGE LOAN SCHEDULE....................................................................1-1

EXHIBIT 2             FORM OF SUBSEQUENT TRANSFER AGREEMENT.....................................................2-1

EXHIBIT 3             FORM OF ADDITION NOTICE...................................................................3-1

EXHIBIT 4             FORM OF INITIAL CERTIFICATION.............................................................4-1

EXHIBIT 5             FORM OF FINAL CERTIFICATION...............................................................5-1

EXHIBIT 6             Standard & Poor's LEVELS® Glossary, Version 5.6 Revised, Appendix E.......................6-1

                  This Mortgage Loan Purchase  Agreement (this  "Agreement"),  dated as of ______ __, 200_, is made by and between  Wachovia Bank,  National  Association,  as seller (in such capacity,  the "Seller") and as servicer
(in such capacity,  the  "Servicer"),  and Wachovia Asset Funding Trust,  LLC, as purchaser (the "Purchaser" or the
"Depositor").

                                                    WITNESSETH:

                  WHEREAS,  the Seller,  in the ordinary  course of its business  acquires and originates  mortgage loans and acquired or  originated  all of the  mortgage  loans listed on the  Mortgage  Loan  Schedule  attached as
Exhibit 1 hereto (the "Initial Mortgage Loans");

                  WHEREAS,  the Seller owns the Initial  Mortgage  Loans,  the Cut-Off Date Principal  Balances and
the  Related  Documents  for the  Initial  Mortgage  Loans,  including  rights  to  (a) any  property  acquired  by foreclosure or deed in lieu of foreclosure or otherwise,  and (b) the proceeds of any insurance  policies  covering the Initial Mortgage Loans;

                  WHEREAS,  the  parties  hereto  desire  that:  (i) the Seller  sell the  Cut-Off  Date  Principal
Balances  of the  Initial  Mortgage  Loans to the  Purchaser  on the  Closing  Date  pursuant  to the terms of this
Agreement together with the Related Documents,  and all Additional  Balances relating to the Initial Mortgage Loans created  on or after the  Cut-Off  Date and prior to the Rapid  Amortization  Period,  (ii) the Seller may sell the applicable  Cut-Off  Date  Principal  Balances of the  Subsequent  Mortgage  Loans to the  Purchaser on one or more
Subsequent  Transfer Dates pursuant to the terms of the related  Subsequent  Transfer  Agreement and all Additional
Balances relating to the Subsequent  Mortgage Loans created on or after the applicable  Subsequent Cut-Off Date and prior to the Rapid  Amortization  Period and (iii) the Seller make certain  representations  and  warranties on the
Closing Date and on each Subsequent Transfer Date as applicable;

                  WHEREAS,  pursuant to the terms of the Trust  Agreement and the  applicable  Subsequent  Transfer
Agreement,  the Depositor  will transfer the Mortgage  Loans and other  Transferred  Property to the Issuer and the
Issuer will issue the Certificates;

                  WHEREAS,  pursuant  to the terms of the  Servicing  Agreement,  the  Servicer  will  service  the
Mortgage Loans;

                  WHEREAS,  pursuant to the terms of the  Indenture,  the Issuer  will issue the Notes,  secured by the Trust Estate;

                  NOW,  THEREFORE,  in consideration of the mutual covenants herein  contained,  the parties hereto agree as follows:

                                                     ARTICLE I

                                                    DEFINITIONS

Section 1.1       Definitions.  For all purposes of this  Agreement,  except as otherwise  expressly  provided herein or unless the context  otherwise  requires,  capitalized  terms not otherwise  defined herein shall have the meanings  assigned to such terms in the  definitions  contained in Appendix A to the  indenture  dated as of ______
__, 200_ (the  "Indenture"),  among Wachovia Asset Funding Trust,  LLC [______]  Trust, a Delaware  statutory trust
(the "Issuer"),  [____________],  a national banking  association,  as indenture trustee (the "Indenture  Trustee")
and Wachovia Bank, National Association,  as paying agent (the "Paying Agent"),  which is incorporated by reference herein.  All other capitalized terms used herein shall have the meanings specified herein.

Section 1.2       Other  Definitional  Provisions.  All  terms  defined  in this  Agreement  (including  those incorporated by reference)  shall have the defined  meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  As used in this Agreement and in any  certificate  or other  document made or delivered  pursuant hereto or thereto,  accounting  terms not defined in this Agreement or in any such  certificate or other  document, and accounting terms partly defined in this Agreement or in any such  certificate or other document,  to the extent not defined,  shall have the respective  meanings  given to them under GAAP. To the extent that the  definitions of accounting  terms in this  Agreement  or in any  such  certificate  or other  document  are  inconsistent  with the meanings of such terms under GAAP,  the  definitions  contained  in this  Agreement or in any such  certificate  or other document shall control.

                  The  words  "hereof,"  "herein,"  "hereunder"  and  words of  similar  import  when  used in this
Agreement  shall  refer  to this  Agreement  as a whole  and not to any  particular  provision  of this  Agreement;
Section and  Exhibit  references  contained in this Agreement are references to Sections and Exhibits in or to this
Agreement unless otherwise specified;  the term "including" shall mean "including without  limitation";  "or" shall include "and/or"; and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

                  The  definitions  contained  in this  Agreement  are  applicable  to the  singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

                  Any  agreement,  instrument  or statute  defined or  referred to herein or in any  instrument  or certificate  delivered in  connection  herewith  means such  agreement,  instrument or statute as from time to time amended,  modified or  supplemented  and includes (in the case of  agreements  or  instruments)  references  to all attachments  thereto  and  instruments  incorporated  therein;  references  to a Person  are also to its  permitted successors and assigns.

                                              ARTICLE II

                              SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

Section 2.1       Sale of Mortgage Loans.

(a)      The Seller,  by the execution and delivery of this  Agreement,  does hereby sell,  transfer,  assign,  set over, and otherwise convey to the Purchaser,  without recourse (except as expressly  provided  herein),  all of its right, title and interest,  whether now owned or existing or hereafter created,  arising,  or acquired,  in, to and under the Initial  Transferred  Property;  provided,  however,  that the Purchaser  does not assume the  obligation under any Loan  Agreement  to fund Draws by the  Mortgagor  thereunder  or any other  obligation  arising  under or related to the Related  Documents,  and the  Purchaser  shall not be obligated or permitted to fund any such Draws, it being agreed that the Seller will retain the obligation to fund future Draws.

(b)      The Initial  Mortgage  Loans,  including  the Cut-Off Date  Principal  Balances of such  Initial  Mortgage
Loans,  and all other  related  Initial  Transferred  Property,  shall be sold by the Seller and  purchased  by the
Purchaser on the Closing Date.  The Subsequent  Mortgage  Loans,  including the Cut-Off Date Principal  Balances of such  Subsequent  Mortgage  Loans,  and all other related  Subsequent  Transferred  Property,  shall be sold by the
Seller and  purchased  by the  Purchaser  on the related  Subsequent  Transfer  Date.  Additional  Balances and the
related  Transferred  Property  arising after the Cut-Off Date or related  Subsequent  Cut-Off Date, as applicable, through and including the date  immediately  preceding the commencement of the Rapid  Amortization  Period shall be sold by the Seller and  purchased by the  Purchaser on the later of the Closing Date (or with respect to Subsequent
Mortgage Loans, the applicable Subsequent Transfer Date) and the date of creation of such Additional Balance.

(c)      In  connection  with the  conveyance  by the  Seller of the  Initial  Mortgage  Loans  and any  Subsequent
Mortgage  Loans,  the Seller further  agrees,  at its own expense,  on or prior to the Closing Date with respect to the  Cut-Off  Date  Principal  Balances  of the Initial  Mortgage  Loans and on or prior to the related  Subsequent
Cut-Off Date in the case of any Subsequent  Mortgage  Loans,  to indicate in its books and records that the Initial
Mortgage  Loans have been sold to the  Purchaser  pursuant to this  Agreement,  and, in the case of the  Subsequent
Mortgage  Loans,  pursuant to the related  Subsequent  Transfer  Agreement and to deliver to the Purchaser true and complete lists of all of the Mortgage  Loans  specifying  for each Mortgage Loan the  information  contained in the
Mortgage Loan  Schedule.  The Mortgage Loan Schedule  shall be marked as Exhibit 1 to this  Agreement and is hereby incorporated into and made a part of this Agreement.

(d)      In  connection  with the  conveyance  by the  Seller of the  Initial  Mortgage  Loans  and any  Subsequent
Mortgage Loans,  the Seller shall on behalf of the Purchaser  deliver to and deposit with the Servicer prior to the
Closing Date, in the case of an Initial  Mortgage Loan, and prior to the related  Subsequent  Transfer Date, in the case of a Subsequent  Mortgage Loan,  with respect to (i) below,  or within 90 days of the Closing Date in the case of an Initial  Mortgage  Loan,  and, 90 days of the related  Subsequent  Transfer Date, in the case of a Subsequent
Mortgage  Loan,  with respect to (ii) through (v) below,  the following  documents or  instruments  with respect to each Mortgage Loan:

(i)      the original  Loan  Agreement  endorsed or assigned  without  recourse in blank (which  endorsement  shall contain  either an original  signature or a facsimile  signature of an  authorized  officer of the Seller and which assignment may be included in one or more blanket  assignments if permitted by applicable  law) or, with respect to any Mortgage Loan as to which the original Loan Agreement has been  permanently  lost or destroyed and has not been replaced,  a Lost Note  Affidavit;  provided that any such  endorsement  or assignment  may be completed  after the
Closing Date or Subsequent  Transfer  Date, as applicable,  so long as such  endorsement or assignment is completed prior to the earlier of (A) 90 days after the Closing Date or  Subsequent  Transfer  Date, as  applicable,  and (B)
the date on which the Servicer is required to prepare the  Assignments of Mortgage  pursuant to Section 3.17 of the
Servicing Agreement;

(ii)     the original  Mortgage with evidence of recording  thereon,  or, if the original Mortgage has not yet been returned  from the public  recording  office,  a copy of the  original  Mortgage  certified by the Seller that such
Mortgage  has been sent for  recording,  or a county  certified  copy of such  Mortgage in the event the  recording office keeps the original or if the original is lost;

(iii)    originals  of any  intervening  assignments  of the  Mortgage  from the  originator  to the  Seller,  with evidence of recording  thereon,  or, if the original of any such  intervening  assignment has not yet been returned from the public  recording  office,  a copy of such original  intervening  assignment  certified by the Seller that such original intervening assignment has been sent for recording; and

(iv)     a true and correct copy of each  assumption,  modification,  consolidation or substitution  agreement,  if any, relating to such Mortgage Loan;

                  Within  90 days  following  delivery  of the  Mortgage  Files  to the  Servicer  pursuant  to the preceding  paragraph,  the Servicer  shall review the Mortgage  Files and deliver to the Indenture  Trustee and the
Enhancer  an  initial  certification  in the form  attached  hereto  as  Exhibit  4  evidencing  the  status of the completeness  of the Mortgage  Files.  If, in the course of such review,  a material defect in any Mortgage File is discovered  which may materially and adversely  affect the value of the related  Mortgage Loan, or the interests of
the   Indenture   Trustee  (as  pledgee  of  the   Mortgage   Loans),   the   Noteholders,   the  Enhancer  or  the
Certificateholders,  including  the  Seller's  failure to deliver  any  document  required to be  delivered  to the
Servicer on behalf of the Indenture  Trustee,  the Seller shall cure such defect,  repurchase the related  Mortgage
Loan at the  Repurchase  Price or  substitute  an  Eligible  Substitute  Loan  therefor  upon the  same  terms  and conditions  set forth in  Section 3.1  hereof for breaches of  representations  and  warranties  as to the Mortgage
Loans.

                  Upon receipt of all  documents  required to be included in the  Mortgage  Files and no later than within one year of the Closing Date, the Servicer  shall deliver to the Indenture  Trustee and the Enhancer a final certification in the form attached hereto as Exhibit 5 evidencing the completeness of the Mortgage Files.

                  The  Seller  on behalf  of the  Purchaser  will  deliver  the  original  Loan  Agreements  to the
Servicer,  endorsed or assigned in blank,  to effect the transfer to the Purchaser of the Loan  Agreements  and all related  Mortgages  and  Related  Documents.  Concurrently  herewith,  the  Purchaser  has  contracted  to sell the
Mortgage Loans to the Issuer,  and the Issuer,  in turn, has Granted its right,  title and interest in the Mortgage
Loans and other Transferred  Property  constituting the Trust Estate to the Indenture Trustee to secure payments on the Notes.  To avoid the unnecessary  expense and  administrative  inconvenience  associated with the execution and recording of multiple  assignment  documents,  the Seller may execute one or more  assignments of mortgages  naming the Indenture  Trustee as assignee.  Notwithstanding  the fact that  assignments of mortgages  naming the Indenture
Trustee as assignee  have not been  prepared  and  delivered,  the parties  hereto  acknowledge  and agree that the
Mortgage Loans shall for all purposes be deemed to have been  transferred  from the Seller to the  Purchaser,  from the Purchaser to the Issuer, and from the Issuer to the Indenture Trustee.

                  In instances where an original  Mortgage or any original  intervening  assignment of Mortgage was not, in  accordance  with clause  (iii) above,  delivered by the Seller to the  Servicer,  as provided  above,  the
Seller will deliver or cause to be delivered  the originals or certified  copies of such  documents to the Servicer promptly upon receipt  thereof.  If an Assignment of Mortgage is required to be prepared  under Section 3.17 of the
Servicing Agreement, the Seller will promptly execute such Assignment of Mortgage upon request of the Servicer.

                  Upon sale of the Initial  Mortgage Loans,  the ownership of each related Loan Agreement  (subject to the proviso in  Section 2.1(a)),  each related  Mortgage and the contents of the related  Mortgage File shall be vested in the  Purchaser and the  ownership of all records and  documents  with respect to the Mortgage  Loans that are prepared by or that come into the possession of the Seller,  as the seller of the Mortgage Loans hereunder,  or by the Servicer under the Servicing  Agreement shall  immediately vest in the Purchaser,  and shall be retained and maintained  in trust by the Servicer at the will of the  Purchaser,  in such  custodial  capacity  only;  provided, however,  that if Wachovia is no longer the Servicer under the Servicing Agreement,  any records and documents that come into the  possession  of the Seller shall be promptly  delivered to the  Servicer.  The Seller's  records will accurately reflect the sale of the Mortgage Loans by it to the Purchaser.

                  The  Purchaser  hereby  acknowledges  its  acceptance  of all right,  title and  interest  to the property conveyed to it pursuant to this Section 2.1.

Section 2.2       Sale of Subsequent Mortgage Loans.

(a)      Subject to the  conditions  set forth in paragraphs  (b) and (c) below (the  satisfaction  of which (other than the  conditions  specified in  paragraphs  (b)(i),  (b)(ii) and  (b)(iii))  shall be evidenced by an Officer's
Certificate  of the Seller  dated the date of the  related  Subsequent  Transfer  Date),  in  consideration  of the
Purchaser's  payment of the purchase price provided for in Section 2.3 on one or more  Subsequent  Transfer  Dates, the Seller may,  on the related  Subsequent  Transfer  Date,  sell,  transfer,  assign,  set over and convey to the
Purchaser  without  recourse (except as expressly  provided  herein),  all of the right,  title and interest of the
Seller whether now owned or existing or hereafter created,  arising,  or acquired,  in, to and under the Subsequent
Transferred  Property;  provided,  however,  that the  Purchaser  does not  assume  the  obligation  under any Loan
Agreement  to fund  Draws by the  Mortgagor  thereunder  or any other  obligation  arising  under or related to the
Related  Documents,  and the Purchaser  shall not be obligated or permitted to fund any such Draws, it being agreed that the Seller will retain the  obligation  to fund future  Draws.  Any transfer to the Purchaser by the Seller of
Subsequent  Mortgage Loans shall be absolute,  and is intended by the Purchaser and the Seller to constitute and to be treated as a sale of such Subsequent Mortgage Loans by the Seller to the Purchaser.

         The Purchaser on each Subsequent  Transfer Date shall acknowledge,  by execution of the related Subsequent
Transfer  Agreement,  its acceptance of all right, title and interest to the related Subsequent  Mortgage Loans and other property,  existing on the Subsequent Transfer Date and thereafter  created,  conveyed to it pursuant to this
Section 2.2.

         The  Purchaser  shall be entitled to all  scheduled  principal  payments due on and after each  Subsequent
Cut-Off Date,  all other  payments of principal due and collected on and after each  Subsequent  Cut-Off Date,  all payments of  interest  on any related  Subsequent  Mortgage  Loans due on or after the related  Subsequent  Cut-Off
Date,  all  interest  accruing  thereon,  all monies due or to become due  thereon and all  collections  in respect thereof received on or after the Subsequent Cut-Off Date.

         Upon sale of the Subsequent  Mortgage Loans, the ownership of each related Loan Agreement  (subject to the proviso in  Section 2.1(a)),  each related  Mortgage and the contents of the related  Mortgage File shall be vested in the  Purchaser  and the ownership of all records and documents  with respect to the  Subsequent  Mortgage  Loans that are  prepared by or that come into the  possession  of the Seller,  as the seller of the  Subsequent  Mortgage
Loans,  or by the Servicer under the Servicing  Agreement  shall  immediately  vest in the Purchaser,  and shall be retained and  maintained in trust by the Servicer at the will of the Purchaser,  in such  custodial  capacity only;
provided,  however,  that if Wachovia is no longer the  Servicer  under the  Servicing  Agreement,  any records and documents  that come into the  possession of the Seller shall be promptly  delivered to the Servicer.  The Seller's records will accurately reflect the sale of the Subsequent Mortgage Loans by it to the Purchaser.

(b)      The Seller may transfer to the  Purchaser,  Subsequent  Mortgage  Loans and the other  property and rights related thereto described in Section 2.2(a),  and the Purchaser shall pay for such Subsequent  Mortgage Loans, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

(i)      the Seller shall have provided the Indenture Trustee,  the Issuer, the Purchaser,  Rating Agencies and the
Enhancer  with a timely  Addition  Notice  substantially  in the form of Exhibit 3, which  notice shall be given no later than seven Business Days prior to the related  Subsequent  Transfer Date, and shall  designate the Subsequent
Mortgage Loans to be sold to the Purchaser and the aggregate  Principal  Balance of such Subsequent  Mortgage Loans as of the related Subsequent Cut-Off Date;

(ii)     the Seller shall have delivered to the Purchaser,  the Indenture  Trustee and the Enhancer a duly executed
Subsequent  Transfer  Agreement  substantially  in the form of Exhibit 2, (A) confirming the  satisfaction  of each condition precedent and making the  representations  specified in this Section 2.2(b) and in the related Subsequent
Transfer Agreement and (B) including a Mortgage Loan Schedule listing the Subsequent Mortgage Loans;

(iii)    as of each Subsequent  Transfer Date, as evidenced by delivery to the Indenture  Trustee of the Subsequent
Transfer  Agreement in the form of Exhibit 2, the Seller shall not be  insolvent,  made  insolvent by such transfer or aware of any pending insolvency;

(iv)     such sale and transfer  shall not result in a material  adverse tax  consequence  to the  Purchaser or the
Issuer or due to any action or inaction on the part of the Seller, to the Securityholders or the Enhancer;

(v)      the Revolving Period shall not have terminated; and

(vi)     the Enhancer  and each Rating  Agency  (each,  an "Approval  Party")  shall have  approved the sale of the
Subsequent  Mortgage Loans (which  approval shall not be  unreasonably  withheld)  within five (5) Business Days of receipt of an  electronic  file  containing  the  information  regarding  the  Subsequent  Mortgage  Loans that was delivered to each Approval Party prior to the Closing Date with respect to the Initial  Mortgage  Loans;  provided, that if an Approval  Party shall not have  notified the  respective  Seller within such five (5) Business Days that such Approval Party does not so approve,  such sale of Subsequent  Mortgage Loans shall be deemed  approved by such
Approval Party.

         The  obligation of the Purchaser to purchase a Subsequent  Mortgage Loan on any  Subsequent  Transfer Date
is subject to the following  conditions:  (i) each such Subsequent  Mortgage Loan must satisfy the  representations and warranties  specified in the related Subsequent Transfer Agreement and this Agreement;  (ii) the Seller has not selected such  Subsequent  Mortgage  Loans in a manner that it  reasonably  believes is adverse to the interests of the  Noteholders or the Enhancer;  and (iii) as of the related  Subsequent  Cut-Off Date each  Subsequent  Mortgage
Loan  will  satisfy  the  following  criteria:  (A)  such  Subsequent  Mortgage  Loan  may not be 30 or  more  days contractually  delinquent as of the related  Subsequent  Cut-Off Date; (B) the original  stated term to maturity of such  Subsequent  Mortgage  Loan  will not  exceed  480  months;  (C) such  Subsequent  Mortgage  Loan must have an outstanding  Principal Balance of at least $1,000 and no more than $________ as of the related  Subsequent  Cut-Off
Date; (D) such  Subsequent  Mortgage Loan will be  underwritten  substantially  in accordance with the criteria set forth under " Description of the Mortgage Loans – Underwriting  Standards" in the Prospectus  Supplement;  (E) such
Subsequent  Mortgage  Loan shall not provide for  negative  amortization;  and (F)  following  the  purchase of the
Subsequent  Mortgage Loan by the issuer,  the Mortgage Loans must have a weighted  average loan margin,  a weighted average  remaining  term to  maturity  and a weighted  average  CLTV Ratio at  origination,  as of each  respective
Subsequent Cut-Off Date, which would not vary materially from the Initial Mortgage Loans.

(c)      Within  five  Business  Days  after  each  Subsequent  Transfer  Date,  the  Seller  shall  deliver to the
Purchaser,  the Rating  Agencies,  the  Indenture  Trustee and the  Enhancer a copy of the Mortgage  Loan  Schedule reflecting the Subsequent Mortgage Loans in electronic format.

Section 2.3     Payment of Purchase Price.

(a)      The  purchase  price (the  "Purchase  Price")  for the  Initial  Mortgage  Loans and the  related  Initial
Transferred  Property to be paid by the  Purchaser  to the Seller on the Closing  Date shall be an amount  equal to one-hundred  percent  (100%) of the related  Cut-Off  Date  Principal  Balances.  The  Purchase  Price paid for any
Subsequent  Mortgage Loans and related  Subsequent  Transferred  Property to be paid by the Purchaser to the Seller on any  Subsequent  Transfer  Date shall be  one-hundred  percent  (100%) of the  related  Cut-Off  Date  Principal
Balances  thereof (as  identified  on the  Mortgage  Loan  Schedule  attached to the  related  Subsequent  Transfer
Agreement  provided by the Seller).  In the case of each Additional  Balance and the related  Transferred  Property sold  hereunder  created on or after the Cut-Off Date or any Subsequent  Cut-Off Date, as applicable,  and prior to the  commencement  of the Rapid  Amortization  Period,  the Purchase  Price  thereof shall be 100% of the principal amount of the related  Draw under the related Loan  Agreement  on the later of the Closing  Date or any  Subsequent
Cut-Off Date, as  applicable,  and the date of the creation of such  Additional  Balance,  adjusted to reflect such factors as the Seller and the Purchaser  mutually agree will result in a purchase  price  determined to be the fair market value of such Additional Balance and the related Transferred Property.

(b)      In  consideration of the sale of the Initial  Mortgage Loans and the related  Transferred  Property by the
Seller to the  Purchaser on the Closing  Date,  the  Purchaser  shall pay to the Seller on the Closing Date by wire transfer of immediately  available funds to a bank account  designated by the Seller, the amount specified above in paragraph (a) for the Initial  Mortgage Loans and the related  Transferred  Property.  In consideration of the sale of any  Subsequent  Mortgage  Loan and the  related  Transferred  Property  by the Seller to the  Purchaser  on any
Subsequent  Transfer Date, the Purchaser  shall pay to the Seller by wire transfer of immediately  available  funds to a bank  account  designated  by the Seller,  the amount  specified  above in  paragraph  (a) for the  applicable
Subsequent Mortgage Loans and the related Transferred Property.

(c)      [Reserved]

(d)      With respect to each  Additional  Balance  transferred  hereunder  with respect to any Mortgage  Loan, the
Purchaser  shall pay or cause to be paid to the Seller or its designee the Purchase Price  specified above for such
Additional  Balance  and the  related  Transferred  Property  in cash on the  Payment  Date in the  calendar  month immediately following the calendar month in which such Additional Balance was created.

(e)      The Seller shall have no  obligation  to sell any  Transferred  Property to the Purchaser if the Seller is
not paid the purchase price for such Transferred Property as provided herein.

Section 2.4      Allocation.   Except  with  respect  to  Liquidation  Loss  Amounts  and  Subsequent
Recovery  Amounts,  the Seller,  the Servicer,  and the Purchaser  agree that all collections on the Mortgage Loans will be  allocated  and applied as  provided by the terms of the related  Loan  Agreements  or by  applicable  law.
Except with  respect to  Liquidation  Loss  Amounts and  Subsequent  Recovery  Amounts,  if the Loan  Agreement  or
applicable  law does not  specify  a  method  of  allocation  and  application  for  particular  collections,  such collections  shall be  allocated  and applied (i) first to interest,  pro rata (based on the amounts  coming due on such date)  among the  amounts  coming due on such date) and (ii) then to  principal,  in the order of the dates on which  such  amounts  for  principal  were  first  incurred  or,  in the  case of  Promotional  Advances,  first to
Promotional  Advances.  If, as a result  of the  provisions  of this  Section 2.4,  collections  are  allocated  to
Excluded Draws,  such collections  shall not be property of the Purchaser or its assignees and shall be paid by the
Servicer to the Seller as provided in  Section 2.5.  Liquidation  Loss  Amounts  and  Subsequent  Recovery  Amounts
shall be allocated as provided in the definition of Excluded Amount.

Section 2.5      Draws During the Rapid Amortization  Period.  During the Rapid Amortization  Period,
any Excluded  Draw shall not be deemed  Additional  Balances,  and the  ownership of such  Excluded  Draws shall be retained by the Seller except as provided  herein.  Payments and collections  allocable  pursuant to Section 2.4 to an Excluded Draw shall not be deposited into the Custodial  Account,  the Distribution  Account or the Note Payment
Account,  and shall be  distributed  by the Servicer to the Seller no less  frequently  than monthly in  accordance with reasonable instructions provided by the Seller.

Section 2.6     Security  Interest.  (a) The parties hereto intend that the  transactions  set forth herein and in the Subsequent  Transfer  Agreements each constitute a sale by the Seller to the Purchaser of all the
Seller's right, title and interest in and to the Mortgage Loans and the other Transferred  Property,  including for accounting  purposes,  and not a  secured  borrowing.  In the  event the  transactions  set forth  herein or in any
Subsequent  Transfer  Agreement  are deemed not to be a sale,  the Seller hereby grants to the Purchaser a security interest in the  Transferred  Property to secure all of the  Seller's  obligations  hereunder,  and this  Agreement shall and hereby does  constitute a security  agreement  under  applicable  law. The Seller agrees to take or cause to be taken such actions and to execute such documents,  including without  limitation the authorization and filing of any  continuation  statements  with respect to the UCC financing  statements  filed with respect to the Mortgage
Loans by the  Purchaser on the Closing  Date, if any, and any  amendments  thereto  required to reflect a change in the name or corporate  structure of the Seller or the filing of any additional UCC financing  statements due to the change in the  principal  office or  jurisdiction  of  organization  of the Seller as are  necessary to perfect and protect the Purchaser's and its assignee's  interests in the Transferred  Property.  The Seller shall file any such continuation statements or amendments on a timely basis.

(b)      To the extent that the Seller retains any interest in the Transferred  Property,  the Seller hereby grants to the Indenture  Trustee for the benefit of the Noteholders a security  interest in the Transferred  Property,  to secure the  performance  of all of the  obligations  of the Seller  hereunder and under the other Basic  Documents.
With respect to this security  interest,  the Indenture  Trustee shall have all of the rights that it has under the
Indenture and the Basic Documents and all of the rights of a secured creditor under the UCC.

                                                     ARTICLE III

                                          REPRESENTATIONS AND WARRANTIES;
                                                REMEDIES FOR BREACH

Section 3.1     Representations  and  Warranties of the Seller.  The Seller  represents  and warrants to the
Purchaser,  as of the  Closing  Date or,  as  applicable,  as of each  Subsequent  Transfer  Date (or if  otherwise specified below, as of the date so specified):

(a)      As to the Seller:

(i)      The Seller is a national  banking  association  duly organized and validly  existing under the laws of the
United  States of America  and is in  compliance  with the laws of each state in which any  Mortgaged  Property  is located to the extent necessary to ensure the enforceability of each Mortgage Loan;

(ii)     The Seller has the power and authority to make,  execute,  deliver and perform its obligations  under this
Agreement and each Subsequent  Transfer  Agreement to which it is a party and all of the transactions  contemplated under this Agreement and each such Subsequent Transfer  Agreement,  and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and each such Subsequent Transfer Agreement;

(iii)    The  Seller is not  required  to  obtain  the  consent  of any other  Person  or any  consents,  licenses, approvals or  authorizations  from, or registrations or declarations  with, any governmental  authority,  bureau or agency in connection with the execution,  delivery,  performance,  validity or  enforceability of this Agreement or each such Subsequent  Transfer  Agreement,  except for such consents,  licenses,  approvals or  authorizations,  or registrations or declarations, as shall have been obtained or filed, as the case may be;

(iv)     The  execution  and delivery of this  Agreement  and any  Subsequent  Transfer  Agreement to which it is a party by the Seller and its  performance  and compliance  with the terms of this Agreement and each such Subsequent
Transfer  Agreement  will not violate the  Seller's  Articles of  Association  or Bylaws or  constitute  a material default (or an event which,  with notice or lapse of time, or both, would constitute a material  default) under, or result in the material  breach of, any material  contract,  agreement or other  instrument to which the Seller is a party or which may be applicable to the Seller or any of its assets;

(v)      There are no pending or, to the best of the Seller's knowledge,  threatened,  actions, suits,  proceedings or  investigations  before any court,  tribunal,  administrative  agency,  arbitrator or governmental body that, if decided adversely,  would materially and adversely affect (A) the condition  (financial or otherwise),  business or operations  of the Seller,  (B) the  ability of the Seller to perform its  obligations  under,  or the  validity or enforceability  of,  the  Basic  Documents  to  which it is a party or (C) the  transactions  contemplated  by this
Agreement;

(vi)     This Agreement and each Subsequent  Transfer  Agreement to which it is a party constitutes a legal,  valid and binding  obligation  of the Seller,  enforceable  against the Seller in  accordance  with its terms,  except as enforceability  may be limited by applicable  bankruptcy,  insolvency,  reorganization,  moratorium  and other laws affecting  the  enforcement  of  creditors'  rights  in  general,  as they may be  applied  in the  context  of the insolvency  of a national  banking  association,  and by general  equity  principles  (regardless  of whether  such enforcement  is  considered in a proceeding in equity or at law),  and by public policy  considerations  underlying the  securities  laws,  to the extent  that such  public  policy  considerations  limit the  enforceability  of the provisions  of  this  Agreement  which  purport  to  provide  indemnification  from  liabilities  under  applicable securities laws;

(vii)    This  Agreement  constitutes a valid  transfer and  assignment  to the  Purchaser of all right,  title and interest of the Seller in and to the Initial  Mortgage  Loans,  including the Cut-Off Date  Principal  Balances now existing and all Additional  Balances  thereafter arising to and including the day immediately  preceding the Rapid
Amortization  Period,  all monies due or to become due with respect thereto,  and all proceeds of such Cut-Off Date
Principal  Balances with respect to the Initial  Mortgage  Loans;  and this  Agreement  and the related  Subsequent
Transfer Agreement,  when executed and delivered,  will constitute a valid transfer and assignment to the Purchaser of all right,  title and interest of the Seller in and to the  Subsequent  Mortgage  Loans,  including  the Cut-Off
Date Principal  Balances of the Subsequent  Mortgage Loans,  all monies due or to become due with respect  thereto, and all  proceeds of such  Cut-Off  Date  Principal  Balances and nothing has been done by the Seller to impair the rights of the Purchaser,  the Trustee,  the Paying Agent, the Enhancer or the Securityholders with respect thereto;
and

(viii)   The Seller is not in  default  with  respect to any order or decree of any court or any order,  regulation or demand of any federal,  state,  municipal or governmental  agency,  which default might have  consequences  that would  materially  and adversely  affect the condition  (financial or otherwise) or operations of the Seller or its properties or might have consequences that would materially adversely affect its performance hereunder.

(b)      As to each Initial  Mortgage Loan (except as otherwise  specified  below) as of the Closing Date, or as to each Subsequent Mortgage Loan (except as otherwise specified below) as of the related Subsequent Transfer Date:

(i)      The  information  pertaining to each  Mortgage  Loan set forth in the Mortgage Loan Schedule  delivered by the  Seller  was  true  and  correct  in all  material  respects  as of the date or  dates  respecting  which  such information is initially furnished;

(ii)     Each  Mortgaged  Property  is improved  by a  residential  dwelling,  which,  to the best of the  Seller's knowledge, does not constitute property other than real property under state law;

(iii)    Each  Mortgage  Loan is being  serviced  by the Seller  and there was only one  originally  executed  Loan
Agreement not stamped as a duplicate copy with respect to each such Mortgage Loan;

(iv)     The Loan Agreement with respect to each Mortgage Loan bears an adjustable Loan Rate;

(v)      Immediately  prior to the transfer and  assignment  herein  contemplated  or under the related  Subsequent
Transfer  Agreement,  as  applicable,  the Seller held good and  indefeasible  title to, and was the sole owner of, each Mortgage Loan conveyed by the Seller  subject to no liens (other than,  with respect to any Mortgage Loan in a
(A) second  lien position,  the lien of the related first  mortgage and (B) third  lien  position,  the lien of the related first mortgage and the related second mortgage),  charges,  mortgages,  encumbrances or rights of others or other liens which will not be released  simultaneously  with such  transfer and  assignment  and has full right and authority,  under all governmental and regulatory  bodies having  jurisdiction over the ownership of the applicable
Mortgage  Loans to sell  and  assign  the same  pursuant  to this  Agreement  or the  related  Subsequent  Transfer
Agreement, as applicable;

(vi)     To the  best  of  the  Seller's  knowledge,  there  is no  delinquent  recording  or  other  tax or fee or assessment lien on any Mortgaged  Property,  and each Mortgaged  Property is free of material damage and is in good repair;

(vii)    No  Mortgage  Loan is  subject  to any  right of  rescission,  valid  set-off,  counterclaim  or  defense, including the defense of usury,  nor will the  operation of any of the terms of the Loan  Agreement or the Mortgage relating to any Mortgage Loan, or the exercise of any right  thereunder,  render either such Loan Agreement or such
Mortgage  unenforceable  in whole or in part,  or  subject to any right of  rescission,  set-off,  counterclaim  or defense,  including the defense of usury,  and no such right of rescission,  set-off,  counterclaim  or defense has been asserted with respect thereto;

(viii)   To the best of the Seller's  knowledge,  each  Mortgage  Loan at the time it was made and the related Loan
Agreement  complied in all material  respects with applicable  local,  state and federal laws,  including,  without limitation, usury, equal credit opportunity, disclosure, recording and all applicable anti-predatory lending laws;

(ix)     A policy of hazard insurance and flood insurance,  if applicable,  was required from the Mortgagor for the
Mortgage Loan when the Mortgage Loan was originated;

(x)      Each  Mortgage  Loan and each Loan  Agreement  is the legal,  valid and  binding  obligation  of the maker thereof  and is  enforceable  in  accordance  with its terms,  except  only as such  enforcement  may be limited by bankruptcy,  insolvency,  reorganization,  moratorium or other similar laws affecting the enforcement of creditors'
rights  generally and by general  principles of equity  (whether  considered in a proceeding or action in equity or at law);

(xi)     No Mortgage  Loan is subject to the Home  Ownership and Equity  Protection  Act of 1994.  Furthermore,  no
Mortgage  Loan either  currently  has, or in the future will have,  single  premium life  provisions as part of the
Loan Agreement;

(xii)    Each Initial Mortgage Loan has an associated CLTV of no higher than 100%;

(xiii)   There is no  proceeding  pending or  threatened  for the total or partial  condemnation  of the  Mortgaged
Property, nor is such a proceeding currently occurring;

(xiv)    The related Loan  Agreement is not and has not been secured by any  collateral,  pledged  account or other security except the lien of the corresponding Mortgage;

(xv)     With respect to each Initial  Mortgage  Loan and  Subsequent  Mortgage  Loan, as  applicable,  the related
Mortgage File contains or will contain each of the documents and instruments specified to be included therein;

(xvi)    With  respect to each  Mortgage  Loan that is not a first  mortgage  loan,  either (i) no consent  for the
Mortgage Loan is required by the holder or holders of the related  prior lien,  (ii) such consent has been obtained and is contained in the related  Mortgage  File or (iii) no consent for the Mortgage  Loan was required by relevant law;

(xvii)   The  Mortgaged  Property is located in the state  identified in the Mortgage Loan Schedule and consists of a single parcel of real property with a residential dwelling erected thereon;

(xviii)  The related Mortgage  contains  customary and enforceable  (subject to clause (x)) provisions which render the rights and remedies of the holder thereof  adequate for the realization  against the Mortgaged  Property of the benefits of the security,  including,  (i) in the case of a Mortgage  designated  as a deed of trust,  by trustee's sale,  and (ii)  otherwise  by judicial  foreclosure.  There is no homestead  or other  exemption  available to the
Mortgagor  which would  materially  interfere with the right to sell the Mortgaged  Property at a trustee's sale or the right to foreclose the Mortgage;

(xix)    To the best of the Seller's  knowledge,  there is no default,  breach,  violation or event of acceleration existing  under the Mortgage or the related  Loan  Agreement  and no event which,  with the passage of time or with notice and the expiration of any grace or cure period,  would constitute a default,  breach,  violation or event of acceleration; and the Seller has not waived any default, breach, violation or event of acceleration;

(xx)     At origination, each Initial Mortgage Loan has a draw period of not less than 36 months;

(xxi)    The Loan  Agreement  with  respect to each Initial  Mortgage  Loan bears an  adjustable  Loan Rate with an index plus a margin that equals a rate per annum of no less than Prime minus ____%;

(xxii)   To the best of the  Seller's  knowledge,  there are no  mechanics'  or similar  liens or claims which have been filed for work, labor or material  affecting the related  Mortgaged  Property which are, or may be liens prior or equal to the lien of the related  Mortgage,  except liens which are fully insured  against by a title  insurance policy referred to in clause (xxiv) below;

(xxiii)  As of the Cut-Off Date or the related  Subsequent  Cut-Off  Date, as  applicable,  no Mortgage Loan was 30 days or more delinquent in payment of principal or interest or the subject of a bankruptcy proceeding;

(xxiv)   A title search or other  assurance  of title  customary in the  relevant  jurisdiction  was obtained  with respect to each Mortgage Loan;

(xxv)    Each original Mortgage was recorded,  and all subsequent  assignments of the original Mortgage required to be delivered to the Servicer  pursuant to Section 2.1 have been recorded in the appropriate  jurisdictions  wherein such  recordation  is necessary to perfect the lien thereof (or are in the process of being  recorded in accordance with local law);

(xxvi)   The Seller has not  transferred  the Mortgage Loans to the Purchaser  with any intent to hinder,  delay or defraud any of its creditors;

(xxvii)  No  selection  procedure  reasonably  believed  by  the  Seller  to be  adverse  to the  interests  of the
Securityholders was utilized in selecting the Mortgage Loans;

(xxviii)  The Minimum  Monthly  Payment with respect to any Mortgage Loan is not less than the interest  accrued at the applicable  Loan Rate on the average daily  Principal  Balance during the interest  period relating to the date on which such Minimum Monthly Payment is due;

(xxix)   The Seller  has not  received a notice of default  of any  senior  mortgage  loan  related to a  Mortgaged
Property which has not been cured by a party other than the Seller;

(xxx)    No  instrument  of release or waiver has been  executed in  connection  with the  Mortgage  Loans,  and no
Mortgagor has been released, in whole or in part, from its obligations in connection therewith;

(xxxi)   Each  Mortgage Loan has been  originated  by the Seller in  compliance  in all material  respects with the
Seller's internal underwriting policies as in effect on the date of origination of such Mortgage Loan;

(xxxii)   Other than  provisions  relating to "promotional  Finance  Charges" and  "promotional  advances," as each such  term  is  used in the  related  Loan  Agreements,  or any  similar  terms  used  in any of the  related  Loan
Agreements,  there  are no  provisions  in any of the  related  Loan  Agreements  that  would  interfere  with  the allocation provisions of the second sentence of Section 2.4;

(xxxiii)  No  "promotional  advances,"  as such term is used in the related Loan  Agreements  or any other  similar type of advance that would be entitled to an  allocation  of payment  other than by  application  in  chronological order (except with respect to  Liquidation  Loss Amounts and  Subsequent  Recovery  Amounts) will be extended under any Mortgage Loan after the date on which the Rapid Amortization Period commences;

(xxxiv)  None of the Loan  Agreements  that  constitute  or evidence the Mortgage  Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Purchaser;

(xxxv)   No  Mortgage  Loan is a "high cost loan" or  "covered  loan" as  applicable  (as such terms are defined in
Standard  & Poor's  LEVELS®  Glossary,  Version  5.6  Revised,  Appendix  E,  attached  hereto as Exhibit 6) and no
Mortgage  Loan  originated  on or after  October 1, 2002  through  March 6, 2003 is governed  by the  Georgia  Fair
Lending Act";

(xxxvi)  Reserved;

(xxxvii) As of the Cut-Off Date,  the minimum CLTV of a Mortgage Loan is ___%,  the highest CLTV of a Mortgage Loan is ___% and the weighted average CLTV for the Mortgage Loans is approximately ___%;

(xxxviii)  As of the Cut-Off Date, no more than  approximately  ___% of the Mortgage  Loans, by Cut-Off Date
Principal Balance,  are secured by Mortgaged  Properties which may have been appraised using a statistical property evaluation method provided by CASA®;

(xxxix)  As of the Cut-Off Date, no more than  approximately  ___% of the Mortgage Loans, by Cut-Off Date Principal
Balance,  are  secured  by  Mortgaged  Properties  which  may have  been  appraised  using a  statistical  property evaluation method provided by vendors other than CASA;

(xl)     As of the Cut-Off  Date,  the Loan Rates on the Mortgage  Loans range  between ___% per annum and ___% per annum.  As of the Cut-Off Date,  the weighted  average Loan Rate for the Mortgage Loans is  approximately  ___% per annum;

(xli)    As of the Cut-Off  Date,  no more than  approximately  ___%,  ___%,  ___%,  ___% and ___% of the  Mortgage
Loans, by Cut-Off Date Principal  Balance,  are secured by Mortgaged  Properties  located in the states of _______,
_______, _______,  _______ and _______, respectively;

(xlii)   (A) Each  Mortgaged  Property  consists  of a single  parcel  of real  property  with a single  family  or multi-family  residence  erected  thereon,  or an  individual  condominium  unit or  agricultural  property  with a residence  erected  thereon.  (B) With  respect to the  Mortgage  Loans,  (a)  approximately  ___% (by Cut-Off Date
Principal Balance) are secured by real property improved by individual  condominium units,  (b) approximately  ___%
(by Cut-Off Date Principal  Balance) are secured by real property with a single family  residence  erected thereon,
(c)  approximately  ___% (by Cut-Off Date  Principal  Balance)  are secured by real  property  with a  multi-family residence  erected  thereon  and (d)  approximately  ___% are  secured by  agricultural  property  with a residence thereon;

(xliii)  As of the Cut-Off  Date,  (i) no more than  approximately  ___% of the  Mortgage  Loans,  by Cut-Off  Date
Principal  Balance,  are secured by second liens and (ii) no more than approximately ___% of the Mortgage Loans, by
Cut-Off Date Principal Balance, are secured by third liens;

(xliv)   As of the Cut-Off Date,  no Mortgage  Loan had a Principal  Balance less than $______ and no Mortgage Loan had a Principal Balance in excess of $______;

(xlv)    Each Mortgage Loan has been serviced  since its  origination in compliance  with all  applicable  federal, state and local laws;

(xlvi)   No Mortgage Loan is scheduled to mature later than _____ __, 20__;

(xlvii)  Each Mortgage Loan contains a provision for the  acceleration of payment of the unpaid  Principal  Balance of the related  Mortgage Loan in the event that the property  securing  such  Mortgage Loan is sold or  transferred without the prior written consent of the Mortgagee thereunder;

(xlviii) As of the Cut-Off Date, no Mortgagor was the subject of any bankruptcy proceedings;

(xlix)   None of the Mortgage Loans were originated in the States of Maine or Nevada;

(l)      No Mortgage Loan provides for a prepayment premium;

(li)     The margin for the Mortgage Loans (which margin,  when added to the applicable current index,  establishes the interest rate to be paid to the applicable Mortgage Loans) ranges from –___% to ___%;

(lii)    The Pool Balance of the Initial Mortgage Loans as of the Cut-Off Date is $__________; and

(liii)   No more than ___% (by  Cut-Off  Date  Principal  Balance)  of the  Initial  Mortgage  Loans are secured by non-primary residences.

(c)      As to each Subsequent Mortgage Loan as of the related Subsequent Cut-Off Date:

(i)      the original stated term to maturity of the Subsequent Mortgage Loan will not exceed 480 months;

(ii)     the  Subsequent  Mortgage Loan must have an outstanding  Principal  Balance of at least $1,000 and no more than $_______ as of the Subsequent Cut-Off Date;

(iii)    the  Subsequent  Mortgage Loan will be  underwritten  substantially  in accordance  with the criteria used with respect to the Initial Mortgage Loans;

(iv)     the Subsequent Mortgage Loan shall not provide for negative amortization; and

(v)      following the purchase of the Subsequent  Mortgage Loan by the  Purchaser,  the Mortgage Loans must have a weighted average Gross Margin,  a weighted average  remaining term to maturity and a weighted average CLTV Ratio at origination,  as of each  respective  Subsequent  Cut-Off Date,  which would not vary  materially  from the Initial
Mortgage Loans.

(d)      Upon notice from the Purchaser,  the Enhancer,  the Owner Trustee,  the Indenture Trustee or the Servicer,
as applicable,  of a breach of the Seller's  respective  representations  or warranties in paragraph (a) above that materially  and adversely  affects the interests of the  Securityholders  or the Enhancer in any Mortgage Loan, the
Seller  shall,  within 90 days of its  discovery  or its  receipt  of notice of such  breach,  either (i) cure such breach in all  material  respects or (ii) to the extent that such  breach is with  respect to a Mortgage  Loan or a
Related  Document,  either (A)  repurchase  such Mortgage Loan from the Purchaser or its assignee at the Repurchase
Price, or (B) substitute one or more Eligible  Substitute  Loans for such Mortgage Loan, in each case in the manner and subject to the conditions and limitations set forth below.

                  Upon  discovery  by the  Seller  or upon  notice  from the  Purchaser,  the  Enhancer,  the Owner
Trustee,  the Indenture  Trustee or the Servicer,  as applicable,  of a breach of the Seller's  representations  or warranties  in  paragraphs  (b) or (c) above,  with  respect to any  Mortgage  Loan,  or upon the  occurrence  of a
Repurchase Event, that materially and adversely affects the interests of the  Securityholders,  the Enhancer or the
Purchaser  in such  Mortgage  Loan  (notice of which shall be given to the  Purchaser by the Seller if it discovers the same),  notwithstanding  such Seller's lack of knowledge  with respect to the substance of such  representation and  warranty,  the Seller shall,  within 90 days after the earlier of its discovery or receipt of notice  thereof, either cure such breach or Repurchase  Event in all material  respects or either (i) repurchase  such Mortgage Loan from the Purchaser or its assignee at the Repurchase  Price,  or (ii)  substitute  one or more Eligible  Substitute
Loans for such  Mortgage  Loan,  in each case in the manner and  subject to the  conditions  set forth  below.  The
Repurchase  Price  for any such  Mortgage  Loan  repurchased  by the  Seller  shall be  deposited  or  caused to be deposited by the Seller into the Custodial  Account.  If the breach of  representation  and warranty that gave rise to the  obligation to repurchase or substitute a Mortgage Loan pursuant to this Section (d) was the  representation and warranty  set forth in clause  (viii) of Section  3.1(b),  then the Seller shall pay to the Issuer on behalf of the Trust Estate,  concurrently with and in addition to the remedies provided in the preceding sentence,  an amount equal to any  liability,  penalty or expense that was  actually  incurred and paid out of or on behalf of the Trust
Estate,  and that  directly  resulted  from such breach,  or if incurred  and paid by the Trust Estate  thereafter, concurrently with such payment.

                  In the event that the Seller  elects to  substitute  an Eligible  Substitute  Loan or Loans for a
Deleted Loan pursuant to this Section 3.1,  the Seller shall deliver to the Servicer on behalf of the Issuer,  with respect to such  Eligible  Substitute  Loan or Loans,  the original  Loan  Agreement  and all other  documents  and agreements as are required by Section 2.1(d),  with the Loan Agreement  endorsed as required by Section 2.1(d).  No substitution  will be made in any  calendar  month after the  Determination  Date for such month.  Minimum  Monthly
Payments  due with  respect to  Eligible  Substitute  Loans in the month of  substitution  shall not be part of the
Trust  Estate  and will be  retained  by the  Servicer  and  remitted  by the  Servicer  to the  Seller on the next succeeding  Payment Date,  provided that a payment at least equal to the  applicable  Minimum  Monthly  Payment for such  month in  respect  of the  Deleted  Loan has been  received  by the  Issuer.  For the month of  substitution, distributions  to the Note Payment  Account  pursuant to the Servicing  Agreement will include the Minimum  Monthly
Payment  due on a Deleted  Loan for such month and  thereafter  the Seller  shall be entitled to retain all amounts received in respect of such  Deleted  Loan.  The  Servicer  shall amend or cause to be amended  the  Mortgage  Loan
Schedule to reflect the removal of such  Deleted  Loan and the  substitution  of the  Eligible  Substitute  Loan or
Loans and the Servicer  shall  deliver the amended  Mortgage  Loan  Schedule to the Owner Trustee and the Indenture
Trustee.  Upon such  substitution,  the  Eligible  Substitute  Loan or Loans  shall be subject to the terms of this
Agreement  in all  respects,  the  Seller  shall be deemed to have made the  representations  and  warranties  with respect to the Eligible  Substitute  Loan  contained  herein set forth in  Section 3.1(b),  in each case, as of the date of  substitution,  and the  Seller  shall be deemed  to have  made a  representation  and  warranty  that each
Mortgage Loan so substituted is an Eligible  Substitute  Loan as of the date of  substitution.  The Seller shall be obligated  to  repurchase  or  substitute  for any  Eligible  Substitute  Loan as to which a  Repurchase  Event has occurred or as to which the Seller has breached the Seller's  representations and warranties in Section 3.1(b),  in each  case to the same  extent  as for any  other  Mortgage  Loan,  as  provided  herein.  In  connection  with the substitution of one or more Eligible  Substitute  Loans for one or more Deleted Loans, the Servicer shall determine the  Substitution  Adjustment  Amount and the Seller shall  deposit such  Substitution  Adjustment  Amount into the
Custodial Account on the date of substitution, without any reimbursement therefor.

                  Upon receipt by the  Indenture  Trustee on behalf of the Issuer of written  notification,  signed by a Servicing Officer,  of the deposit of such Repurchase Price or of such substitution of an Eligible  Substitute
Loan (together with the complete  related  Mortgage  File) and deposit of any  applicable  Substitution  Adjustment
Amount as provided  above,  the  Servicer,  on behalf of the  Indenture  Trustee,  shall  release to the Seller the related  Mortgage File for the Mortgage Loan being  repurchased  or  substituted  for and the Indenture  Trustee on behalf of the Issuer  shall  execute and  deliver  such  instruments  of  transfer  or  assignment  prepared by the
Servicer,  in each case without  recourse,  as shall be necessary to vest in the Seller or its respective  designee such  Mortgage  Loan  released  pursuant  hereto and  thereafter  such  Mortgage  Loan shall not be an asset of the
Purchaser or the Issuer or part of the Trust Estate.

                  It is  understood  and  agreed  that the  obligation  of the  Seller  to cure any  breach  of the
Seller's  representation  and  warranties in paragraphs  (b) or (c) above,  or to repurchase or substitute  for any
Mortgage  Loan as to  which  such a breach  has  occurred  and is  continuing,  shall  constitute  the sole  remedy respecting such breach available to the Purchaser,  the Issuer,  the Enhancer (other than with respect to rights of the  Enhancer  under the  Insurance  Agreement),  the  Certificateholders  (or the Owner  Trustee  on behalf of the
Certificateholders)  and the  Noteholders  (or the  Indenture  Trustee on behalf of the  Noteholders)  against  the
Seller.

                  It is  understood  and  agreed  that  the  representations  and  warranties  set  forth  in  this
Section 3.1 shall survive delivery of the respective Mortgage Files to the Issuer or the Servicer.

                                                     ARTICLE IV

                                                SELLER'S COVENANTS

Section 4.1            Covenants of the Seller.  The Seller hereby agrees and covenants that:

(a)      except for the transfer  hereunder,  or under the related Subsequent  Transfer  Agreement,  as applicable, the Seller will not sell,  pledge,  assign or transfer to any other Person, or grant,  create,  incur or assume any
Lien on any Mortgage Loan or other Transferred Property,  or any interest in the foregoing,  except with respect to any Excluded Draw;

(b)      the Seller  shall not convey,  pledge or sell any Excluded  Draw unless the Seller  delivers an Opinion of
Counsel to the Enhancer that such conveyance will not cause the Trust to become a taxable mortgage pool;

(c)      the Seller shall notify the Purchaser  and the Indenture  Trustee of the existence of any Lien (other than as provided above) arising  through or under the Seller on any Mortgage Loan  immediately  upon discovery  thereof;
and the Seller shall defend the right,  title and interest of the Purchaser  and the  Indenture  Trustee in, to and
under the Mortgage Loans and other  Transferred  Property  against all claims of third parties  claiming through or under the Seller; and

(d)      in a sale of the Trust Estate upon an Event of Default  pursuant to the Indenture,  the Indenture  Trustee shall have the right to sell all Excluded  Draws in connection  with such sale,  provided that the Seller  receives an amount equal to the fair market value for such Excluded Draws upon such sale.

                                                     ARTICLE V

                                                    [RESERVED]

                                                    ARTICLE VI

                                              LIMITATION OF LIABILITY

Section 6.1            Limitation  on  Liability  of the Seller.  None of the  directors,  officers,  employees  or agents of the Seller shall be under any liability to the Purchaser,  it being  expressly  understood  that all such liability  is expressly  waived and released as a condition  of, and as  consideration  for, the  execution of this
Agreement  and  any  Subsequent  Transfer  Agreement.  Except  (i)  with  respect  to  its  breach  of  any  of its representations,  warranties,  or  covenants  herein,  and (ii) as and to the  extent  expressly  provided  in this
Agreement,  the  Seller  shall not be under any  liability  to the Owner  Trustee,  the  Indenture  Trustee  or the
Securityholders.  The Seller and any director,  officer,  employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly  executed and submitted by any Person  respecting any matters arising hereunder.

                                                    ARTICLE VII

                                                    TERMINATION

Section 7.1            Termination.  The  obligations  and  responsibilities  of the parties hereto shall terminate upon the termination of the Trust Agreement.

                                                   ARTICLE VIII

                                             MISCELLANEOUS PROVISIONS

Section 8.1            Amendment.  This  Agreement  may be  amended  from  time to time by the  parties  hereto  by written  agreement  with the prior  written  consent of the  Enhancer,  which  consent  shall not  unreasonably  be withheld.

Section 8.2            GOVERNING  LAW. THIS  AGREEMENT  SHALL BE GOVERNED BY AND  CONSTRUED IN ACCORDANCE  WITH THE
LAWS OF THE STATE OF NEW  YORK,  WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTION
5-1401 OF THE GENERAL  OBLIGATIONS LAW) AND THE OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.3            Notices.  All demands,  notices and  communications  hereunder shall be in writing and shall be deemed to have been duly  given if  personally  delivered  at or  mailed by  certified  mail,  returned  receipt requested and postage prepaid, addressed as follows:

                           (i)      if to the Seller:

                                    Wachovia Bank, National Association
                                    Charlotte Plaza
                                    17th Floor
                                    201 S. College Street
                                    Charlotte, NC 28288-0572
                                    Attention: [________]
                                    Re:  Wachovia Asset Funding Trust, LLC [______] Trust
                                    Telephone: (704) 383-6931
                                    Facsimile: (704) 383-3878

                           (ii)     if to the Purchaser:
                                    Wachovia Asset Funding Trust, LLC
                                    [______________]
                                    [address]
                                    Re:  Wachovia Asset Funding Trust, LLC [______] Trust Telephone:
                                        (___)___-____
                                    Facsimile:       (___) ___-____

                           (iii)    if to the Issuer:

                                    c/o [______________]
                                    [address]
                                    Re:  Wachovia Asset Funding Trust, LLC [______] Trust Telephone:
                                        (___)___-____
                                    Facsimile:       (___) ___-____

                           (iv)     if to the Indenture Trustee:

                                    [______________]
                                    [address]
                                    Re:  Wachovia Asset Funding Trust, LLC [______] Trust Telephone:
                                        (___)___-____
                                    Facsimile:       (___) ___-____

                           (v)      if to the Enhancer:

                                    [______________]
                                    [address]
                                    Re:  Wachovia Asset Funding Trust, LLC [______] Trust
                                    Telephone:       (___) ___-____
                                    Facsimile:       (___) ___-____;

or, with  respect to any of the  foregoing  Persons,  at such other  address as may  hereafter  be furnished to the other foregoing Persons in writing in accordance with this Section 8.3.

Section 8.4            Severability  of  Provisions.  If any one or more of the covenants,  agreements,  provisions or terms of this  Agreement  shall be held  invalid for any reason  whatsoever,  then such  covenants,  agreements, provisions or terms shall be deemed  severable  from the remaining  covenants,  agreements,  provisions or terms of this  Agreement  and  shall in no way  affect  the  validity  or  enforceability  of the other  provisions  of this
Agreement.

Section 8.5            Relationship  of Parties.  Nothing herein  contained  shall be deemed or construed to create a partnership or joint venture among the parties hereto.

Section 8.6            Counterparts.  This  Agreement  may be  executed  in any  number  of  counterparts,  each of which, when so executed,  shall be deemed to be an original and such counterparts,  together,  shall constitute one and the same agreement.

Section 8.7            Further  Agreements.  The  parties  hereto  each agree to execute  and  deliver to the other such  additional  documents,  instruments  or  agreements  as may be necessary or  appropriate  to  effectuate  the purposes of this Agreement.

Section 8.8            Intention  of the Parties.  It is the  intention  of the parties  hereto that the  Purchaser will be purchasing on the Closing Date,  and the Seller will be selling on the Closing Date,  the Initial  Mortgage
Loans,  rather than the  Purchaser  providing a loan to the Seller  secured by the  Initial  Mortgage  Loans on the
Closing Date;  and that the Purchaser will be purchasing on each  Subsequent  Transfer Date, and the Seller will be selling on each  Subsequent  Transfer  Date,  the related  Subsequent  Mortgage  Loans,  rather than the  Purchaser providing  a loan to the Seller  secured by the  related  Subsequent  Mortgage  Loans on each  Subsequent  Transfer
Date. The Purchaser  shall have the right to review the Mortgage  Loans and the Related  Documents to determine the characteristics  of the  Mortgage  Loans  which will  affect the  federal  income  tax  consequences  of owning the
Mortgage  Loans,  and the Seller shall  cooperate with all reasonable  requests made by the Purchaser in the course of such review.

Section 8.9            Successors and Assigns; Assignment of this Agreement.

(a)      This  Agreement  shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective  permitted  successors  and  assigns.  The  obligations  of the Seller  under this  Agreement  cannot be assigned or delegated to a third party without the consent of the Enhancer and the  Purchaser  (and the Issuer with respect to the transfer of the  Subsequent  Mortgage  Loans),  which consent shall be at each of the Enhancer,  the
Purchaser,  and the Issuer's sole discretion,  provided that the Seller may assign its obligations hereunder to any
Affiliate  of the Seller,  to any Person  succeeding  to the  business of the Seller,  to any Person into which the
Seller is merged and to any Person  resulting from any merger,  conversion or  consolidation to which the Seller is a party.

(b)      As an inducement  to the  Purchaser to purchase the Initial  Mortgage  Loans and the  Subsequent  Mortgage
Loans,  the Seller  acknowledges  and consents to the  Purchaser's  transfer of its interest in this  Agreement and each Subsequent  Transfer  Agreement to which it is a party to the Issuer  pursuant to the Servicing  Agreement and each related  Subsequent  Transfer  Agreement  executed by the  Depositor  and the Issuer,  the grant of a security interest in such interest by the Issuer to the Indenture  Trustee  pursuant to the Indenture and the enforcement by the  Indenture  Trustee or the Servicer on behalf of the  Indenture  Trustee or the Issuer,  of any right or remedy against the Seller  pursuant to this  Agreement.  Such  enforcement of a right or remedy by the Owner Trustee,  the
Indenture Trustee or the Servicer on behalf of the Indenture  Trustee or the Issuer, as applicable,  shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

Section 8.10      Survival.  The  representations  and  warranties  made herein by the Seller and the provisions of
Article VI hereof  shall  survive  the  purchase  of the  Initial  Mortgage  Loans  hereunder  and any  transfer of
Subsequent Mortgage Loans pursuant to this Agreement and the related Subsequent Transfer Agreement.

Section 8.11      Third-Party  Beneficiary.  The Enhancer shall be an express  third-party  beneficiary  hereof and shall be entitled to enforce the provisions of this Agreement as if a party hereto.

                  IN WITNESS  WHEREOF,  the parties  hereto have caused  their names to be signed to this  Mortgage
Loan Purchase  Agreement by their respective  officers thereunto duly authorized as of the day and year first above written.

                                                   WACHOVIA ASSET FUNDING TRUST, LLC,
                                                          as Purchaser

                                                   By:_______________________________
                                                          Name:
                                                          Title:

                                                   WACHOVIA BANK, NATIONAL ASSOCIATION,
                                                          as Seller and Servicer

                                                   By:_______________________________
                                                          Name:
                                                          Title:

Acknowledged and Accepted:

[____________], not in its individual capacity but
     solely as Indenture Trustee

By:_______________________________
     Name:
     Title:

                                                     EXHIBIT 1

                                              MORTGAGE LOAN SCHEDULE

                                                     EXHIBIT 2

                                       FORM OF SUBSEQUENT TRANSFER AGREEMENT

         Pursuant  to  this  Subsequent   Transfer  Agreement   No.[        ]   (the  "Agreement"),   dated  as  of
[                    ,            ],  between Wachovia Bank, National  Association,  as seller (the "Seller"),  and
Wachovia Asset Funding Trust, LLC (the  "Purchaser") and pursuant to the mortgage loan purchase  agreement dated as of ______ __, 200_ (the "Mortgage Loan Purchase  Agreement"),  between the Seller, as seller and servicer,  and the
Purchaser,  as  purchaser,  the Seller and the  Purchaser  agree to the sale by the Seller and the  purchase by the
Purchaser of the mortgage  loans listed on the attached  Schedule of Subsequent  Mortgage  Loans (the  "Subsequent
Mortgage Loans").

         Capitalized  terms used and not defined herein have their  respective  meanings as set forth in Appendix A to the indenture  dated as of ______ __, 200_,  among the Wachovia  Asset Funding  Trust,  LLC [______]  Trust (the
"Issuer"),   [______________],  as  indenture  trustee  (the  "Indenture  Trustee")  and  Wachovia  Bank,  National
Association,  as paying agent (the "Paying  Agent"),  which  meanings are  incorporated  by reference  herein.  All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.        Sale of Subsequent Mortgage Loans.

         (a)      The Seller does hereby sell,  transfer,  assign,  set over and convey to the  Purchaser,  without recourse  (except as expressly  provided  herein and in the Mortgage  Loan Purchase  Agreement),  all of its right, title and interest whether now owned or existing or hereafter created,  arising, or acquired,  in, to and under the following:  (i) the  Subsequent  Mortgage  Loans  identified  on the  Mortgage  Loan  Schedule  attached  hereto as
Attachment B  (including  the related  Cut-Off Date  Principal  Balances now existing and all  Additional  Balances arising  thereunder  after the  Subsequent  Cut-Off Date through and including the date  immediately  preceding the commencement of the Rapid Amortization  Period),  all scheduled  principal payments due on and after the Subsequent
Cut-Off  Date,  all other  payments of principal due and collected on and after the  Subsequent  Cut-Off Date,  all payments of interest on the Subsequent  Mortgage  Loans due on or after the  Subsequent  Cut-Off Date, all interest accruing  thereon,  all monies due or to become due thereon and all collections in respect  thereof  received on or after the  Subsequent  Cut-Off Date;  provided,  however,  that any Principal  Balance  represented  by a Draw made during the Rapid  Amortization  Period and interest  thereon and money due or to become due in respect thereof will not be or deemed to be transferred to the  Purchaser,  and the Seller in such event shall retain  ownership of each
Principal  Balance  represented  by each such Draw and  interest  thereon and money due or to become due in respect thereof;  (ii) the interest of the Seller in any insurance  policies in respect of the Subsequent  Mortgage  Loans;
(iii) the interest of the Seller in the  Mortgages  and the Loan  Agreements  related to each  Subsequent  Mortgage
Loan  and the  other  Related  Documents  and (iv) all  proceeds  of the  foregoing;  provided,  however,  that the
Purchaser  does not assume the  obligation  under any Loan  Agreement to fund Draws by the Mortgagor  thereunder or any other obligation  arising under or related to the Related  Documents,  and the Purchaser shall not be obligated or permitted  to fund any such Draws,  it being  agreed that the Seller will retain the  obligation  to fund future
Draws.  The  Seller,  contemporaneously  with the  delivery  of this  Agreement,  has  delivered  or  caused  to be delivered to the Purchaser each item set forth in Section 2.2 of the Mortgage Loan Purchase Agreement.

         The transfer to the Purchaser by the Seller of the Subsequent  Mortgage  Loans  identified on the Mortgage
Loan  Schedule is  intended  by the  parties  hereto to  constitute  a sale by the Seller to the  Purchaser  on the
Subsequent  Transfer Date of all the Seller's  right,  title and interest in and to the  Subsequent  Mortgage Loans and the other Subsequent  Transferred  Property,  including for accounting  purposes,  and not a secured borrowing.
In the event the  transactions  set forth  herein  are deemed not to be a sale,  the  Seller  hereby  grants to the
Purchaser a security  interest in the  Subsequent  Transferred  Property to secure all of the Seller's  obligations hereunder,  and this Agreement  shall and hereby does  constitute a security  agreement  under  applicable law. The
Seller  agrees  to take or cause to be  taken  such  actions  and to  execute  such  documents,  including  without limitation  the  authorization  and  filing  of any  continuation  statements  with  respect  to the UCC  financing statements  filed with  respect  to the  Subsequent  Mortgage  Loans by the  Purchaser  on the  related  Subsequent
Transfer Date, if any, and any amendments  thereto required to reflect a change in the name or corporate  structure of the Seller or the filing of any  additional UCC financing  statements due to the change in the principal  office or jurisdiction  of  organization  of the Seller as are necessary to perfect and protect the Purchaser's  interests in the Subsequent  Transferred  Property.  The Seller shall file any such continuation  statements or amendments on a timely basis.

         (b)      The  expenses  and costs  relating  to the  delivery  of the  Subsequent  Mortgage  Loans and the related  Subsequent  Transferred  Property,  this Agreement and the Mortgage Loan Purchase Agreement shall be borne by the Seller.

         (c)      The  Purchaser,  by  execution  of this  Agreement,  acknowledges  its  acceptance  of all of the
Seller's right, title and interest to the Subsequent  Mortgage Loans and the other related  Subsequent  Transferred
Property.

         (d)      Additional terms of the sale are set forth on Attachment A hereto.

         Section 2.        Representations and Warranties; Conditions Precedent.

         (a)      The  Seller  hereby  affirms  the  representations  and  warranties  made by it and set  forth in
Section 3.1 of the Mortgage Loan Purchase  Agreement that relate to the Seller or the Subsequent  Mortgage Loans as of the date hereof.  The Seller hereby  confirms that each of the  conditions  set forth in  Section 2.2(b)  of the
Mortgage Loan Purchase  Agreement are satisfied as of the date hereof and further  represents and warrants that the
Mortgage Loan Schedule attached hereto is accurate as of the Subsequent Cut-Off Date.

         (b)      The Seller is solvent,  is able to pay its debts as they  become due and has  capital  sufficient to carry on its business and its  obligations  hereunder;  it will not be rendered  insolvent by the  execution and delivery of this  instrument  or by the  performance  of its  obligations  hereunder nor is it aware of any pending insolvency;  no petition of bankruptcy (or similar  insolvency  proceeding) has been filed by or against the Seller prior to the date hereof.

         (c)      All terms and  conditions  of the Mortgage  Loan Purchase  Agreement  relating to the  Subsequent
Mortgage  Loans are hereby  ratified  and  confirmed;  provided,  however,  that in the event of any  conflict  the provisions  of this  Agreement  shall  control  over the  conflicting  provisions  of the  Mortgage  Loan  Purchase
Agreement.

         Section 3.        GOVERNING  LAW. THIS  INSTRUMENT  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE LAWS OF THE
STATE OF NEW  YORK,  WITHOUT  REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS  (OTHER THAN SECTION 5-1401 OF
THE  GENERAL  OBLIGATIONS  LAW)  AND THE  OBLIGATIONS,  RIGHTS  AND  REMEDIES  OF THE  PARTIES  HEREUNDER  SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 4.        Counterparts.  This Instrument may be executed in counterparts,  each of which,  when so executed, shall be deemed to be an original and together shall constitute one and the same instrument.

         Section 5.        Successors  and  Assigns.  This  Agreement  shall inure to the benefit of and be binding upon the Seller and the Purchaser and their respective successors and assigns.

                                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                                          as Seller

                                                       By: __________________________
                                                           Name:
                                                           Title:

                                                 WACHOVIA ASSET FUNDING TRUST, LLC,
                                                       as Purchaser

                                                       By:___________________________
                                                           Name:
                                                           Title:

Acknowledged and Accepted:

[____________], not in its individual capacity but
solely as Indenture Trustee

By:___________________________
Name:
Title:

                                                    Attachments

A.       Additional terms of sale.
B.       Schedule of Subsequent Mortgage Loans.
C.       Seller's Officer's Certificate.

                                         WACHOVIA ASSET FUNDING TRUST, LLC

                               ATTACHMENT A TO FORM OF SUBSEQUENT TRANSFER AGREEMENT

                                                ____________, ____

A.
       1.     Subsequent Cut-Off Date:
       2.     Pricing date:
       3.     Subsequent Transfer Date:
       4.     Aggregate Principal Balance of the Subsequent Mortgage Loans as of the
              Subsequent Cut-Off Date:
       5.     Purchase Price:                                                                 100.00%
B.
As to all Subsequent Mortgage Loans:
       1.     Longest stated term to maturity:                                                ______months
       2.     Minimum loan rate:                                                              ______%
       3.     Maximum Loan Rate:                                                              ______%

                                                     EXHIBIT 3

                                              FORM OF ADDITION NOTICE

DATE:

[Indenture Trustee]                                          [Moody's Investors Service, Inc.
[address]                                                    99 Church Street
                                                             New York, New York 10007]

Wachovia Asset Funding Trust, LLC                            [Owner Trustee]
[address]                                                    [address]

Standard & Poor's, a division of                         [Enhancer]
The McGraw-Hill Companies, Inc.                              [address]
26 Broadway                                                  Attention: [_____________]
New York, New York 10004-1064

                                       Re: WACHOVIA ASSET FUNDING TRUST, LLC

Ladies and Gentlemen:

         Pursuant  to  Section 2.2  of the  mortgage  loan  purchase  agreement  dated as of ______  __,  200_ (the
"Purchase  Agreement"),  between  Wachovia Bank,  National  Association,  as Seller and Servicer and Wachovia Asset
Funding  Trust,  LLC, as Purchaser,  the Seller has designated  the  Subsequent  Mortgage  Loans  identified on the
Mortgage  Loan  Schedule  attached  hereto to be sold to the  Purchaser on  [                ,          ],  with an
aggregate  Principal  Balance of  $[                   ].  Capitalized  terms not otherwise defined herein have the meaning set forth in the Appendix A to the  indenture  dated as of ______ __, 200_,  among  Wachovia  Asset Funding
Trust, LLC [______] Trust,  [                   ],  as indenture trustee, and Wachovia Bank, National  Association, as paying agent.

         Please acknowledge,  as Purchaser,  your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.

                                                 Very truly yours,

                                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                                    as Seller

                                                 By:_______________________________
                                                      Name:
                                                      Title:

                                                 WACHOVIA ASSET FUNDING TRUST, LLC,
                                                    as Purchaser

                                                 By:_______________________________
                                                     Name:
                                                     Title:

                                                     EXHIBIT 4

                                           FORM OF INITIAL CERTIFICATION

[_______], 200[_]

[Indenture Trustee]                                                [Enhancer]
[address]                                                          [address]

                  Re:      Wachovia Asset Funding Trust, LLC [______] Trust

Ladies and Gentlemen:

In accordance with Section 2.1 of the mortgage loan purchase  agreement dated as of ______ __, 200_ (the "Purchase
Agreement"),  between  Wachovia  Bank,  National  Association,  as Seller and Servicer and Wachovia  Asset  Funding
Trust, LLC, as Purchaser,  the undersigned,  as Servicer,  hereby certifies that it has received the following with respect to each Initial Mortgage Loan listed in the Mortgage Loan Schedule:

Except for the  exceptions  listed on the schedule  attached  hereto,  the  Mortgage  File for each of the Mortgage
Loans includes all documents specified in Section 2.1(d) of the Purchase Agreement.

Capitalized  terms not  otherwise  defined  herein have the meaning  set forth in the  Appendix A to the  indenture dated as of ______ __, 200_,  between the Wachovia  Asset Funding  Trust,  LLC [______]  Trust,  [___________],  as
indenture trustee, and Wachovia Bank, National Association, as paying agent.

                                                          WACHOVIA BANK, NATIONAL ASSOCIATION, as Servicer

                                                          By:____________________________________
                                                          Name:
                                                          Title:

                                                     EXHIBIT 5

                                            FORM OF FINAL CERTIFICATION

[  ], 200[ ]

[Indenture Trustee]                                                [Enhancer]
[address]                                                          [address]

                  Re:      Wachovia Asset Funding Trust, LLC [______] Trust

Ladies and Gentlemen:

In accordance with Section 2.1 of the mortgage loan purchase  agreement dated as of ______ __, 200_ (the "Purchase
Agreement"),  between  Wachovia  Bank,  National  Association,  as Seller and Servicer and Wachovia  Asset  Funding
Trust, LLC, as Purchaser,  the undersigned,  as Servicer,  hereby certifies that it has received the following with respect to each Initial Mortgage Loan listed in the Mortgage Loan Schedule:

Except for the  exceptions  listed on the schedule  attached  hereto,  the  Mortgage  File for each of the Mortgage
Loans includes all documents specified in Section 2.1(d) of the Purchase Agreement.

Capitalized terms not otherwise defined herein have the meaning set forth in the Appendix A to the indenture dated as of ______ __, 200_, between the Wachovia Asset Funding Trust, LLC [______] Trust, [__________], as
indenture trustee, and Wachovia Bank, National Association, as paying agent.

                                                          WACHOVIA BANK, NATIONAL ASSOCIATION, as Servicer

                                                          By:____________________________________
                                                          Name:
                                                          Title:

                                              SCHEDULE A TO EXHIBIT 5

                                         EXCEPTIONS TO FINAL CERTIFICATION

                                                     EXHIBIT 6

                        Standard & Poor's LEVELS® Glossary, Version 5.6 Revised, Appendix E

                                                                                       REVISED ____ __, 200_

APPENDIX E – Standard & Poor's Anti-Predatory Lending Categorization

Standard & Poor's has categorized loans governed by anti-predatory  lending laws in the Jurisdictions  listed below into three  categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and  thresholds set forth in those laws.  Note that certain loans  classified by the  relevant  statute as Covered  are  included  in  Standard & Poor's  High Cost Loan  Category  because  they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

Standard & Poor's High Cost Loan Categorization

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       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------

Arkansas                           Arkansas Home Loan Protection Act,                  High Cost Home Loan
                                   Ark. Code Ann. §§ 23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------- ------------------------------------------------- --------------------------------

Cleveland Heights,                 Ordinance No. 72-2003 (PSH), Mun. Code §§           Covered Loan
OH                                 757.01 et seq.

                                   Effective June 2, 2003
---------------------------------- ------------------------------------------------- --------------------------------

Colorado                           Consumer Equity Protection, Colo.                   Covered Loan
                                   Stat. Ann. §§ 5-3.5-101 et seq.

                                   Effective for covered loans offered or entered
                                   into on or after January 1, 2003. Other
                                   provisions of the Act took effect on June 7,
                                   2002
---------------------------------- ------------------------------------------------- --------------------------------

Connecticut                        Connecticut Abusive Home Loan Lending               High Cost Home Loan
                                   Practices Act, Conn. Gen. Stat. §§ 36a-746 et
                                   seq.

                                   Effective October 1, 2001
---------------------------------- ------------------------------------------------- --------------------------------

District of Columbia               Home Loan Protection Act, D.C. Code §§             Covered Loan
                                   26-1151.01 et seq.

                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------- ------------------------------------------------- --------------------------------

Florida                            Fair Lending Act, Fla. Stat. Ann. §§               High Cost Home Loan
                                   494.0078 et seq.

                                   Effective October 2, 2002
---------------------------------- ------------------------------------------------- --------------------------------

Georgia (Oct. 1, 2002              Georgia Fair Lending Act, Ga. Code                  High Cost Home Loan
– Mar. 6, 2003)                    Ann. §§ 7-6A-1 et seq.

                                   Effective October 1, 2002 – March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------

Georgia as amended                 Georgia Fair Lending Act, Ga. Code                  High Cost Home Loan
(Mar. 7, 2003 – current)           Ann. §§ 7-6A-1 et seq.

                                   Effective for loans closed on or after March 7,
                                   2003
---------------------------------- ------------------------------------------------- --------------------------------

HOEPA Section 32                   Home Ownership and Equity Protection Act of         High Cost Loan
                                   1994, 15 U.S.C. § 1639, 12 C.F.R. §§ 226.32 and
                                   226.34

                                   Effective October 1, 1995, amendments October
                                   1, 2002
---------------------------------- ------------------------------------------------- --------------------------------

Illinois                           High Risk Home Loan Act, Ill. Comp.                 High Risk Home Loan
                                   Stat. tit. 815, §§ 137/5 et seq.

                                   Effective January 1, 2004 (prior to this date,
                                   regulations under Residential Mortgage License
                                   Act effective from May 14, 2001)
---------------------------------- ------------------------------------------------- --------------------------------

Indiana                            Indiana Home Loan Practices Act, Ind.               High Cost Home Loan
                                   Code Ann. §§ 24-9-1-1 et seq.

                                   Effective for loans originated on or after
                                   January 1, 2005.
---------------------------------- ------------------------------------------------- --------------------------------

Kansas                             Consumer Credit Code, Kan. Stat. Ann.                High Loan to Value Consumer
                                   §§ 16a-1-101 et seq.                                Loan (id. § 16a-3-207) and;

                                   Sections 16a-1-301 and 16a-3-207 became
                                   effective April 14, 1999; Section 16a-3-308a
                                   became effective July 1, 1999
---------------------------------- ------------------------------------------------- --------------------------------

                                                                                       High APR Consumer Loan (id. §
                                                                                       16a-3-308a)
---------------------------------- ------------------------------------------------- --------------------------------

Kentucky                           2003 KY H.B. 287 – High Cost Home Loan Act, Ky.     High Cost Home Loan
                                   Rev. Stat. §§ 360.100 et seq.

                                   Effective June 24, 2003
---------------------------------- ------------------------------------------------- --------------------------------

Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-A, §§       High Rate High Fee Mortgage
                                   8-101 et seq.

                                   Effective September 29, 1995 and as amended
                                   from time to time
---------------------------------- ------------------------------------------------- --------------------------------

Massachusetts                      Part 40 and Part 32, 209 C.M.R. §§ 32.00 et         High Cost Home Loan
                                   seq. and 209 C.M.R. §§ 40.01 et seq.

                                   Effective March 22, 2001 and amended from time
                                   to time
---------------------------------- ------------------------------------------------- --------------------------------

                                   Massachusetts Predatory Home Loan                   High Cost Home Mortgage Loan
                                   Practices Act
                                   Mass. Gen. Laws ch. 183C,  §§ 1 et seq.

                                   Effective November 7, 2004
---------------------------------- ------------------------------------------------- --------------------------------

Nevada                             Assembly Bill No. 284, Nev. Rev. Stat. §§           Home Loan
                                   598D.010 et seq.

                                   Effective October 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,     High Cost Home Loan
                                   N.J. Rev. Stat. §§ 46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------

New Mexico                         Home Loan Protection Act, N.M. Rev. Stat. §§        High Cost Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------

New York                           N.Y. Banking Law Article 6-l                        High Cost Home Loan

                                   Effective for applications made on or after
                                   April 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------

North Carolina                     Restrictions and Limitations on High Cost Home      High Cost Home Loan
                                   Loans, N.C. Gen. Stat. §§ 24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------

Ohio                               H.B. 386 (codified in various sections of the       Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann. §§ 1349.25 et
                                   seq.

                                   Effective May 24, 2002
---------------------------------- ------------------------------------------------- --------------------------------

Oklahoma                           Consumer Credit Code (codified in various           Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
---------------------------------- ------------------------------------------------- --------------------------------

South Carolina                     South Carolina High Cost and Consumer               High Cost Home Loan
                                   Home Loans Act, S.C. Code Ann. §§ 37-23-10 et
                                   seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------

West Virginia                      West Virginia Residential Mortgage Lender,          West Virginia
                                   Broker and Servicer Act, W. Va. Code                Mortgage Loan Act Loan
                                   Ann. §§ 31-17-1 et seq.

                                   Effective June 5, 2002
---------------------------------- ------------------------------------------------- --------------------------------

Standard & Poor's Covered Loan Categorization

---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------

Georgia (Oct. 1, 2002              Georgia Fair Lending Act, Ga. Code                  Covered Loan
– Mar. 6, 2003)                    Ann. §§ 7-6A-1 et seq.

                                   Effective October 1, 2002 – March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,     Covered Home Loan
                                   N.J. Rev. Stat. §§ 46:10B-22 et seq.

                                   Effective November 27, 2003 – July 5, 2004
---------------------------------- ------------------------------------------------- --------------------------------

Standard & Poor's Home Loan Categorization

---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------

Georgia (Oct. 1, 2002              Georgia Fair Lending Act, Ga. Code                  Home Loan
– Mar. 6, 2003)                    Ann. §§ 7-6A-1 et seq.

                                   Effective October 1, 2002 – March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------

Indiana                            Indiana Home Loan Practices Act, Ind.               Home Loan
                                   Code Ann. §§ 24-9-1-1 et seq.

                                   Effective for loans originated on or after
                                   January 1, 2005.
---------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,     Home Loan
                                   N.J. Rev. Stat. §§ 46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------

New Mexico                         Home Loan Protection Act, N.M. Rev. Stat. §§        Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------

North Carolina                     Restrictions and Limitations on High Cost Home      Consumer Home Loan
                                   Loans, N.C. Gen. Stat. §§ 24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------

South Carolina                     South Carolina High Cost and Consumer               Consumer Home Loan
                                   Home Loans Act, S.C. Code Ann. §§ 37-23-10 et
                                   seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------